UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

TELA Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	3841	45-5320061
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1 Great Valley Parkway, Suite 24, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 320-2930

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TELA	Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 30, 2020, TELA Bio, Inc. (the “Company”) announced that it closed its underwritten public offering (the “Offering”) of 3,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the public offering price of $16.00 per share. All of the shares in the Offering were sold by the Company, resulting in $48.0 million of gross proceeds, before deducting the underwriters’ discounts and commissions and other estimated offering expenses payable by the Company. In addition, the Company has granted the underwriters a 30-day option to purchase up to 450,000 additional shares of Common Stock in the Offering.

The Company currently intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and short-term investments, to hire additional sales and marketing personnel and expand marketing activities to support the ongoing commercialization of its OviTex and OviTex PRS product lines, to fund product development and research and development activities, which may include post-market clinical studies and IDE protocol development for its OviTex PRS products, and for working capital and general corporate purposes.

Jefferies LLC and Piper Sandler & Co. acted as joint book-running managers for the Offering. Canaccord Genuity LLC acted as lead manager and JMP Securities LLC acted as co-manager.

The Offering was made pursuant to the Company’s effective registration statement on Form S-1 (Registration No. 333-239386) filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2020 and declared effective by the SEC on June 25, 2020, and a final prospectus filed with the SEC on June 26, 2020.

On June 25, 2020, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the closing of the Offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished herewith:

Exhibit No.	Document
99.1	Press Release, dated June 25, 2020.
99.2	Press Release, dated June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELA BIO, INC.

By:	/s/ Antony Koblish
Name:	Antony Koblish
Title:	President, Chief Executive Officer and Director

Date: June 30, 2020